Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Note 22.	Commitments and Contingencies

(a)
As of December 31, 2016 and 2017 the Company had entered into several contracts for the acquisition of building, equipment and computer software. Total contract prices amounted to $5,153 thousand and $60,573 thousand, respectively. As of December 31, 2016 and 2017, the remaining commitments were $3,760 thousand and $40,814 thousand, respectively.

(b)
The Company leases certain offices and buildings pursuant to operating lease arrangements with third parties. The lease arrangement will expire gradually from 2018 to 2024. As of December 31, 2016 and 2017, deposits paid amounted to $1,091 thousand and $1,230 thousand, respectively, and were recorded as refundable deposit in the consolidated balance sheets.

As of December 31, 2017, future minimum lease payments under noncancelable operating leases are as follows:

Duration	Amount
(in thousands)

January 1, 2018~December 31, 2018	$1,122
January 1, 2019~December 31, 2019	753
January 1, 2020~December 31, 2020	512
January 1, 2021~December 31, 2021	318
January 1, 2022~December 31, 2022	298
January 1, 2023~December 31, 2024	238
$3,241

Rental expense for operating leases with third parties amounted to $2,082 thousand, $2,148 thousand and $2,189 thousand in 2015, 2016 and 2017, respectively.

(c)
The Company entered into several sales agent agreements. Based on these agreements, the Company shall pay commissions at the rates ranging from 0.5% to 2% of the sales to customers in the specific territory or referred by agents as stipulated in these agreements.

(d)
The Company from time to time is subject to claims regarding the proprietary use of certain technologies. Currently, management is not aware of any such claims that it believes could have a material adverse effect on the Company’s financial position or results of operations.

(e)
Since Himax Taiwan is not a listed company, it will depend on Himax Technologies, Inc. to meet its equity financing requirements in the future. Any capital contribution by Himax Technologies, Inc. to Himax Taiwan may require the approval of the relevant ROC authorities. The Company may not be able to obtain any such approval in the future in a timely manner, or at all. If Himax Taiwan is unable to receive the equity financing it requires, its ability to grow and fund its operations may be materially and adversely affected.

(f)
The Company has entered into several wafer fabrication or assembly and testing service arrangements with service providers. The Company may be obligated to make payments for purchase orders entered into pursuant to these arrangements. Due to the current market is facing a capacity shortage of wafer fabrication, the Company has increased its placing of purchase orders to meet the sufficient capacity supply from foundries for year 2018. Contractual obligations resulting from above arrangements approximate $89,179 thousand and $193,446 thousand as of December 31, 2016 and 2017, respectively.

(g)
The Company is involved in various claims arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company’s consolidated financial position, results of operations, or liquidity. As of December 31, 2017, management is not aware of any pending litigation against the Company.